FEDNAT HOLDING COMPANY 2018 OMNIBUS INCENTIVE COMPENSATION PLAN SUMMARY OF RESTRICTED STOCK GRANT FedNat Holding Company (the “Company”), pursuant to its 2018 Omnibus Incentive Compensation Plan (the “Plan”), hereby grants to the individual listed below (the “Grantee”), restricted Common Stock of the Company (“Company Stock”) that may become vested as set forth below (the “Restricted Stock”). The Restricted Stock is subject in all respects to the terms and conditions set forth herein, in the Restricted Stock Grant Agreement attached hereto as Exhibit A (the “Restricted Stock Grant Agreement”) and the Plan, each of which is incorporated herein by reference and made part hereof. Unless otherwise defined herein, capitalized terms used in this Summary of Restricted Stock Grant (the “Summary of Grant”) and the Restricted Stock Grant Agreement shall have the meanings set forth in the Plan. Grantee: Date of Grant: Total Number of Shares ____ shares of Company Stock Granted: Vesting Schedule: Except as set forth herein, the Restricted Stock shall become fully vested in the following amounts and on the following dates (each date, a “Vesting Date”) provided that the Grantee is employed by, or providing service to, the Employer from the Date of Grant through on the applicable Vesting Date: Number of Shares of Vesting Date Restricted Stock [QUANTITY] [VEST DATE 1] [QUANTITY] [VEST DATE 2] [QUANTITY] [VEST DATE 3] [QUANTITY] [VEST DATE 4] [QUANTITY] [VEST DATE 5] The vesting of the shares of Restricted Stock shall be cumulative, but shall not exceed 100% of the shares.

[Change in Control;] [In the event that a Change in Control of the Company occurs while Termination; Accelerated the Grantee is employed by, or providing service to, the Employer Vesting: and the Grantee’s employment or service is terminated without Cause [or for Good Reason (as defined in the employment agreement between the Grantee and the Company)] within the 12- month period following the Change in Control (a “Change in Control Termination”), the unvested shares of Restricted Stock shall become immediately and fully vested as of the date of the Change in Control Termination.] In the event that the Grantee ceases to be employed by, or provide service to, the Employer by reason of the Grantee’s death, all of the unvested shares of Restricted shall be immediately vested as of the date of such death. The Committee is authorized, in its sole discretion, to accelerate the vesting of any shares of Restricted Stock, at such times and upon such terms and conditions as the Committee shall deem advisable. Forfeiture: In the event that the Grantee ceases to be employed by, or provide service to, the Employer by reason of a termination [(i)] by the Employer for Cause[ or (ii) by the Grantee without Good Reason], then all of the shares of Restricted Stock shall be immediately forfeited upon such and revert back to the Company without any payment to the Grantee. The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Summary of Grant or the Restricted Stock Grant Agreement in the event of the Grantee's forfeiture of shares. Grantee Acceptance: By signing the acknowledgement below, the Grantee agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Grant Agreement and this Summary of Grant and accepts the Restricted Stock. The Grantee accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Summary of Grant or the Restricted Stock Grant Agreement. The Grantee acknowledges delivery of this Summary of Grant and the Restricted Stock Grant Agreement. The Grantee acknowledges the receipt of a copy of the Plan and the official prospectus for the Plan, which is available by accessing the Company’s intranet at [Website]. Paper copies of the Plan and the Plan prospectus are available by contacting [Name] at [Number]. Agreed and accepted: Grantee Date 2

EXHIBIT A FEDNAT HOLDING COMPANY 2018 OMNIBUS INCENTIVE COMPENSATION PLAN RESTRICTED STOCK GRANT AGREEMENT (Pursuant to the 2018 Omnibus Incentive Compensation Plan) This Restricted Stock Grant Agreement (this “Agreement”) is delivered by FedNat Holding Company (the “Company”), pursuant to the Summary of Grant delivered with this Agreement to the individual named in the Summary of Grant (the “Grantee”). The Summary of Grant, which specifies the Grantee, the date as of which the grant is made (the “Date of Grant”), the vesting schedule and other specific details of the grant is incorporated herein by reference. 1. Restricted Stock Grant. Upon the terms and conditions set forth in this Agreement and in the Company’s 2018 Omnibus Incentive Compensation Plan (the “Plan”), the Company hereby grants to the Grantee shares of Common Stock in the amount and on the terms set forth below, in the Summary of Grant, and in the Plan (the “Restricted Stock”). Shares of Restricted Stock may not be transferred by the Grantee or subjected to any security interest until the shares have become vested pursuant to this Agreement and the Plan. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan. The Grantee agrees to be bound by all of the terms and conditions of the Plan. 2. Vesting and Nonassignability of Restricted Stock. (a) The shares of Restricted Stock shall become vested, and the restrictions described in Sections 2(b) and 2(c) shall lapse, upon the Grantee’s satisfaction of the vesting requirements set forth in the Summary of Grant. (b) Except as otherwise set forth in the Summary of Grant, if the Grantee ceases to be employed by, or provide service to, the Employer for any reason before the applicable vesting date, the shares of Restricted Stock that are not then vested shall be forfeited and must be immediately returned to the Company without any payment to the Grantee. (c) During the period before the shares of Restricted Stock vest (the “Restriction Period”), the non- vested Restricted Stock may not be assigned, transferred, pledged or otherwise disposed of by the Grantee. Any attempt to assign, transfer, pledge or otherwise dispose of the shares contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the shares, shall be null, void and without effect. 3. Issuance of Certificate. (a) Stock certificates representing the Restricted Stock may be issued by the Company and held in escrow by the Company until the Restricted Stock vests, or the Company may hold non-certificated shares until the Restricted Stock vests. During the Restriction Period, the Grantee [shall][shall not] receive any cash dividends with respect to the shares of Restricted Stock, may vote the shares of Restricted Stock and may participate in any distribution pursuant to a plan of dissolution or complete liquidation of the Company. In the event of a dividend or distribution payable in stock or other property or a reclassification, split up or similar event during the Restriction Period, the shares or other property issued or declared with respect to the non-vested shares of Restricted Stock shall be subject to the same terms and conditions relating to vesting as the shares to which they relate. 3

(b) Except as set forth in the Summary of Grant, when the Grantee obtains a vested right to shares of Restricted Stock, a certificate representing the vested shares shall be issued to the Grantee, free of the restrictions under Section 2 of this Agreement. (c) The obligation of the Company to deliver shares or share certificates, as applicable, shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriately to comply with relevant securities laws and regulations. 4. Change in Control. Unless otherwise set forth in the Summary of Grant, the provisions of the Plan applicable to a Change in Control shall apply to the Restricted Stock, and, in the event of a Change in Control, the Committee may take such actions as it deems appropriate pursuant to the Plan. 5. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. This grant is subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe this grant pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder. 6. Withholding. All obligations of the Employer under this Agreement shall be subject to the rights of the Employer as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Restricted Stock by having shares of Company Stock withheld up to an amount that does not exceed the applicable withholding tax rate for federal (including FICA), state and local tax liabilities. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Grantee’s minimum applicable tax withholding amount. 7. Section 83(b) Election. The Grantee hereby acknowledges that the Grantee has been informed that, with respect to the Restricted Stock, the Grantee may file an election with the Internal Revenue Service, within 30 days of the execution of this Agreement, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, (the “Code”) to be taxed currently on any difference between the purchase price of the Restricted Stock and their fair market value on the date of purchase. Absent such an election, taxable income will be measured and recognized by the Grantee at the time or times at which the forfeiture restrictions on the Restricted Stock lapse. The Grantee is strongly encouraged to seek the advice of his own tax consultants in connection with the issuance of the Restricted Stock and the advisability of filing of the election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Annex A for reference. THE PARTICIPANT ACKNOWLEDGES THAT IT IS NOT THE COMPANY’S, BUT RATHER THE PARTICIPANT’S SOLE RESPONSIBILITY TO FILE THE ELECTION UNDER SECTION 83(b) TIMELY. 8. Entire Agreement. This Agreement and the Summary of Grant (and any exhibits thereto) contain the entire agreement of the parties with respect to the Restricted Stock granted hereby and may not be changed orally but only by an instrument in writing signed by the party against whom enforcement of any change, modification or extension is sought. 9. No Employment or Other Rights. This Agreement shall not confer upon the Grantee any right to be retained in the employment of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment at any time. The right of the Employer to terminate at will the Grantee’s employment at any time for any reason is specifically reserved. 4

10. Notice. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Corporate Secretary at FedNat Holding Company, 14050 N.W. 14th Street, Suite 180, Sunrise, Florida 33323, or if the Company should move its principal office, to such principal office, and, in the case of the Grantee, to the Grantee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section. 11. Assignment by Company. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent. 12. Clawback; Recoupment Policy. [The Grantee agrees that, subject to the requirements of applicable law, if the Grantee breaches any restrictive covenant agreement between the Grantee and the Employer or otherwise engages in activities that constitute “Cause” (as defined in any policies of the Company or any agreement between the Grantee and the Company) either while employed by, or providing service to, the Employer or within two years thereafter, the Company may require that the Grantee forfeit any unvested Restricted Stock and/or return to the Company all, or such portion as the Committee may determine, of the vested Restricted Stock then held by the Grantee, as applicable on such terms as the Committee shall determine; in the event that the Grantee no longer owns the shares, the Grantee shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Grantee transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of any restrictive covenant agreement or activity constituting Cause). The Grantee agrees that payment by the Grantee shall be made in such manner and on such terms and conditions as may be required by the Committee and the Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Grantee by the Employer.] [In addition, the][The] Grantee agrees that the Restricted Stock shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time, including the Clawback Policy adopted by the Board, as it may be amended by the Board from time to time. 13. Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of law provisions thereof. 14. Application of Section 409A of the Code. This Agreement is intended to be exempt from section 409A of the Code and to the extent this Agreement is subject to section 409A of the Code, it shall in all respects be administered in accordance with section 409A of the Code. 15. Interpretation. The Grantee accepts the Restricted Stock subject to all of the terms, provisions and restrictions of this Agreement and the Plan. The undersigned Grantee accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement. 16. Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof. 5

17. Non-Waiver of Breach. The waiver by any party hereto of the other party's prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation. 6

ANNEX A INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION Attached is a form of election under section 83(b) of the Internal Revenue Code of 1986, as amended. If you wish to make such an election, you should complete, sign and date the election and then proceed as follows: 1. Execute three counterparts of your completed election (plus one extra counterpart for each person other than you, if any who receives property that is the subject of your election), retaining at least one photocopy for your records. 2. Send one counterpart to the Internal Revenue Service Center with which you will file your federal income tax return for the current year via certified mail, return receipt requested. THE ELECTION SHOULD BE SENT IMMEDIATELY, AS YOU ONLY HAVE 30 DAYS FROM THE ISSUANCE, PURCHASE OR GRANT DATE WITHIN WHICH TO MAKE THE ELECTION – NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED. 3. Deliver one counterpart of the completed election to the Company for its files. 4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person. 5. A copy of the 83(b) election may be required to be filed with your State Income Tax Return. Requirements under state and local income tax laws vary. You are urged to consult a tax professional regarding state and local tax requirements. 8

Section 83(b) Election Form This election is being made under section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulation Section 1.83-2. (1) Name of taxpayer making election: Address: Social Security Number: Tax Year for which election is being made: (2) The property with respect to which the election is being made: ________ shares of common stock of ___________ (“Shares”). (3) Date the property was transferred: _____________ ___, ____. (4) Forfeiture provision: The Shares are subject to forfeiture to the Company if the taxpayer ceases to provide service to the Company during the restriction period. The restriction period lapses according to the following schedule, if the taxpayer is employed by, or providing service to, the Employer (as defined in the Company’s 2018 Omnibus Equity Incentive Plan (the “Plan”) on the applicable vesting date: Number of Shares of Vesting Date Restricted Stock [QUANTITY] [VEST DATE 1] [QUANTITY] [VEST DATE 2] [QUANTITY] [VEST DATE 3] [QUANTITY] [VEST DATE 4] [QUANTITY] [VEST DATE 5] (5) The fair market value at the time of the transfer of the Shares (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $_____ per Share x Shares = $_______. (6) The amount paid for the Shares is $________ per Share x ____ Shares = $______ aggregate consideration. (7) The amount to include in gross income is $_____. The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the Company. The undersigned is the person performing the services in connection with which the property was transferred. ____________________________ Taxpayer 9

[Sample Transmittal Letter] ______________, 201__ VIA CERTIFIED MAIL Internal Revenue Service Center [Insert location where tax return is filed] Re: Filing of 83(b) Election To Whom It May Concern: Enclosed for filing as of ______________ ___, 201_ (the postmark of this package) is an 83(b) election for taxpayer [Name], social security number ______________. Kindly (i) accept the 83(b) election for filing effective today, (ii) date stamp the enclosed copies of this letter and of the 83(b) election as evidence of such filing, and (iii) return the dated stamped copies of the letter and of the 83(b) election to me in the enclosed self-addressed stamped envelope. Thank you. Sincerely, _________________ [Name] [Address] Enclosure 10